Exhibit 99.5

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use on Form 8-K/A (SEC File Nos. 001-13467) of Commonwealth Biotechnologies, Inc. of our report dated December 19, 2007, related to the financial statements of Tripos Discovery Research Limited as of December 31, 2006 and 2005, and for the years then ended appearing in this Amendment No. 1 to Current Report on Form 8-K/A of Commonwealth Biotechnologies, Inc.

19 December 2007
BDO Stoy Hayward, LLP
Southampton